                                                                   EXHIBIT 25.1



                                                                CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -----------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                  -----------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                                  -----------

                              MARINE MIDLAND BANK
              (Exact name of trustee as specified in its charter)

         New York                                      16-1057879
         (Jurisdiction of incorporation              (I.R.S. Employer
         or organization if not a U.S.             Identification No.)
         national bank)

         140 Broadway, New York, N.Y.              10005-1180
         (212) 658-1000                            (Zip Code)
         (Address of principal executive offices)

                                 Eric Parets
                            Senior Vice President
                             Marine Midland Bank
                                140 Broadway
                        New York, New York 10005-1180
                             Tel: (212) 658-6560
          (Name, address and telephone number of agent for service)

                        NORTH AMERICAN VACCINE, INC.
             (Exact name of obligor as specified in its charter)

         Canada                                    None
         (State or other jurisdiction              (I.R.S. Employer
         of incorporation or organization)         Identification No.)

         12103 Indian Creek Court
         Beltsville, Maryland                            20705
         (301) 470-6100                                   (Zip Code)
         (Address of principal executive offices)

                      6.50% CONVERTIBLE SUBORDINATED NOTES
                        (Title of Indenture Securities)

                                    General
Item 1. General Information.

              Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

              State of New York Banking Department.

              Federal Deposit Insurance Corporation, Washington, D.C.

              Board of Governors of the Federal Reserve System,
              Washington, D.C.

         (b)  Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.

              If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 16.  List of Exhibits.


Exhibit
- -------
T1A(i)                  *       -        Copy of the Organization Certificate of Marine Midland Bank.

T1A(ii)                 *       -        Certificate of the State of New York Banking Department dated December
                                         31, 1993 as to the authority of Marine Midland Bank to commence business.

T1A(iii)                        -        Not applicable.

T1A(iv)                 *       -        Copy of the existing By-Laws of Marine Midland Bank as adopted on January
                                         20, 1994.

T1A(v)                          -        Not applicable.

T1A(vi)                 *       -        Consent of Marine Midland Bank required by Section 321(b) of the Trust
                                         Indenture Act of 1939.

T1A(vii)                        -        Copy of the latest report of condition of the trustee (March 31, 1996), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                       -        Not applicable.

T1A(ix)                         -        Not applicable.


         * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 22nd day of July 1996.



                                        MARINE MIDLAND BANK


                                        By: /s/ Frank J. Godino
                                           ------------------------------------
                                              Frank J. Godino
                                              Corporate Trust Officer

                                                               EXHIBIT T1A (vii)

                                                                                Board of Governors of the Federal Reserve System
                                                                                OMB Number: 7100-0036

                                                                                Federal Deposit Insurance Corporation
                                                                                OMB Number: 3064-0052

                                                                                Office of the Comptroller of the Currency
                                                                                OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                              Expires March 31, 1999
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              / 1 /
This financial information has not been reviewed, or confirmed
for accuracy or relevance, by the Federal Reserve System.                       Please refer to page i,
                                                                                Table of Contents, for
                                                                                the required disclosure
                                                                                of estimated burden.
- -----------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031

  REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1996                                    (950630)
                                                                                  ------------
                                                                                  (RCRI 9999)

  This report is required by law; 12 U.S.C. Section 324 (State        This report form is to be filed by banks with branches and
  member banks); 12 U.S.C. Section 1817 (State nonmember              consolidated subsidiaries in U.S. territories and possessions,
  banks); and 12 U.S.C. Section 161 (National banks).                 Edge or Agreement subsidiaries, foreign branches,
                                                                      consoli-dated foreign subsidiaries, or International Banking
                                                                      Facilities.

- -----------------------------------------------------------------------------------------------------------------------------------
  NOTE: The Reports of Condition and Income must be signed by         The Reports of Condition and Income are to be prepared in
  an authorized officer and the Report of Condition must be           accordance with Federal regulatory authority instructions.
  attested to by not less than two directors (trustees) for           NOTE: These instructions may in some cases differ from
  State nonmember banks and three directors for State member          generally accepted accounting principles.
  and National Banks.

  I, Gerald A. Ronning, Executive VP & Controller                     We, the undersigned directors (trustees), attest to the
     --------------------------------------------                     correctness of this Report of Condition (including the
      Name and Title of Officer Authorized to Sign Report             supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been
  of the named bank do hereby declare that these Reports of           prepared in conformance with the instructions issued by the
  Condition and Income (including the supporting schedules)           appropriate Federal regulatory authority and is true and
  have been prepared in conformance with the instructions             correct.
  issued by the appropriate Federal regulatory authority and
  are true to the best of my knowledge and believe.                      /s/ Henry J. Nowak
                                                                      -------------------------------------
                                                                      Director (Trustee)

                                                                         /s/ Bernard J. Kennedy
                                                                      -------------------------------------
                                                                      Director (Trustee)

      /s/ Gerald A. Ronning                                              /s/ James H. Cleave
      ----------------------------------                              -------------------------------------
  Signature of Officer Authorized to Sign Report                      Director (Trustee)
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         4/25/96
  ----------------------------
  Date of Signature

  FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

  STATE MEMBER BANK: Return the original and one copy to the          NATIONAL BANKS: Return the original only in the special return
  appropriate Federal Reserve District Bank.                          address envelope provided.  If express mail is used in lieu of the special return address envelope, return the original only
  STATE NONMEMBER BANKS: Return the original only in the              to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite
  special return address envelope provided.  If express mail is       204, Crofton, MD 21114.
- -----------------------------------------------------------------------------------------------------------------------------------
  used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127
  Espey Court, Suite 204, Crofton, MD 21114.

 FDIC Certificate Number     / 0 / 0 / 5 / 8 / 9 /
                             --------------------
                                  (RCRI 9030)

                NOTICE
This form is intended to assist institutions with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.



REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the
Marine Midland Bank              of Buffalo
       Name of Bank                City

in the state of New York, at the close of business
March 31, 1996


ASSETS
                                                                                   Thousands
                                                                                   of dollars
Cash and balances due from depository
institutions:

   Noninterest-bearing balances
   currency and coin....................................                          $1,344,915
   Interest-bearing balances ...........................                           1,536,664
   Held-to-maturity securities..........................                                   0
   Available-for-sale securities........................                           3,338,156

Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:

   Federal funds sold...................................                             439,200
   Securities purchased under
   agreements to resell.................................                             323,578

Loans and lease financing receivables:

   Loans and leases net of unearned
   income...............................                      13,404,283
   LESS: Allowance for loan and lease
   losses...............................                         470,421
   LESS: Allocated transfer risk reserve                               0

   Loans and lease, net of unearned
   income, allowance, and reserve.......................                          12,933,862
   Trading assets.......................................                             818,882
   Premises and fixed assets (including
   capitalized leases)..................................                             177,937

Other real estate owned.................................                               4,004
Investments in unconsolidated
subsidiaries and associated companies...................                                   0
Customers' liability to this bank on
acceptances outstanding.................................                              24,688
Intangible assets.......................................                              60,829
Other assets............................................                             436,079
Total assets............................................                          21,438,794

LIABILITIES

Deposits:
   In domestic offices..................................                          13,972,231

   Noninterest-bearing..................                       3,227,485
   Interest-bearing.....................                      10,744,746

In foreign offices, Edge, and Agreement
subsidiaries, and IBFs..................................                           2,915,229

   Noninterest-bearing..................                               0
   Interest-bearing.....................                       2,915,229

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:

   Federal funds purchased..............................                             759,940
   Securities sold under agreements to
   repurchase...........................................                             809,703
Demand notes issued to the U.S. Treasury                                             111,294
Trading Liabilities......................................                            323,875

Other borrowed money:
   With original maturity of one year
   or less..............................................                              83,438
   With original maturity of more than
   one year.............................................                                   0
Mortgage indebtedness and obligations
under capitalized leases................................                              34,696
Bank's liability on acceptances
executed and outstanding................................                              24,688
Subordinated notes and debentures.......................                             225,000
Other liabilities.......................................                             467,094
Total liabilities.......................................                          19,727,188
Limited-life preferred stock and
related surplus.........................................                                   0

EQUITY CAPITAL

Perpetual preferred stock and related
surplus.................................................                                   0
Common Stock............................................                             185,000
Surplus.................................................                           1,633,098
Undivided profits and capital reserves..................                            (115,039)
Net unrealized holding gains (losses)
on available-for-sale securities........................                               8,547
Cumulative foreign currency translation
adjustments.............................................                                   0
Total equity capital....................................                           1,711,606
Total liabilities, limited-life
preferred stock, and equity capital.....................                          21,438,794